Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2004

(Unaudited)

Financial measures that exclude after-tax net capital gains and losses and accumulated other comprehensive income are non-GAAP (Generally Accepted Accounting Principles) measures. To provide investors a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax net capital gains and losses from net income and accumulated other comprehensive income from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income excludes the effect of market value fluctuations of the Company’s fixed maturity securities primarily associated with changes in interest rates. Management believes that measuring return on average equity without accumulated other comprehensive income is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income are ultimately realizable. Furthermore, for the purpose of calculating this ratio, management believes exclusion of other comprehensive income provides investors a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions - except share data)

CONSOLIDATED

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$116.9	$133.3	$158.4	$194.4	$242.0	Employee Benefits	$62.8	$66.2	$62.9	$50.1	$59.4	$48.1	$42.3	$44.6
15.5	27.2	31.7	37.4	34.0	Individual Insurance	7.7	6.5	8.6	11.2	5.9	11.5	11.6	8.4
—	(0.2)	—	5.3	7.9	Retirement Plans	1.6	2.1	2.5	1.7	2.0	1.7	0.9	0.7
8.7	4.2	(18.1)	2.7	8.1	Other	1.3	1.3	1.3	4.2	0.4	4.0	2.5	(4.2)

141.1	164.5	172.0	239.8	292.0	Total income before income taxes	73.4	76.1	75.3	67.2	67.7	65.3	57.3	49.5
46.4	58.5	61.0	83.5	92.6	Income taxes	22.1	24.1	22.8	23.6	23.2	22.9	20.1	17.3

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$51.3	$52.0	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2

					Net income per common share:
$2.97	$3.47	$3.77	$5.39	$6.97	Basic	$1.81	$1.84	$1.84	$1.49	$1.53	$1.46	$1.29	$1.11
2.95	3.44	3.73	5.33	6.90	Diluted	1.79	1.82	1.82	1.48	1.51	1.45	1.27	1.10

					Share data:
31,878,834	30,553,049	29,435,920	28,989,550	28,596,103	Basic weighted average	28,329,441	28,323,411	28,567,118	29,170,374	29,080,516	29,003,615	28,937,380	28,934,602
32,125,596	30,835,722	29,772,402	29,334,559	28,919,094	Diluted weighted average	28,651,776	28,620,705	28,850,613	29,537,927	29,450,122	29,314,274	29,230,629	29,222,728
31,565,486	29,782,966	29,185,276	29,300,723	28,444,839	At period end	28,444,839	28,442,409	28,369,769	29,154,178	29,300,723	29,179,010	29,120,373	29,061,326

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$51.3	$52.0	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2
(1.2)	—	(12.6)	6.0	7.4	After-tax net capital gains (losses)	2.3	1.2	1.0	2.9	0.9	3.4	2.4	(0.7)

$95.9	$106.0	$123.6	$150.3	$192.0	Net income excluding after-tax net capital gains (losses)	$49.0	$50.8	$51.5	$40.7	$43.6	$39.0	$34.8	$32.9

$(1.8)	$—	$(19.7)	$9.3	$11.5	Net capital gains (losses)	$3.5	$1.9	$1.6	$4.5	$1.3	$5.4	$3.7	$(1.1)
(0.6)	—	(7.1)	3.3	4.1	Taxes on net capital gains (losses)	1.2	0.7	0.6	1.6	0.4	2.0	1.3	(0.4)

$(1.2)	$—	$(12.6)	$6.0	$7.4	After-tax net capital gains (losses)	$2.3	$1.2	$1.0	$2.9	$0.9	$3.4	$2.4	$(0.7)

					Diluted earnings per common share:
$2.95	$3.44	$3.73	$5.33	$6.90	Net income	$1.79	$1.82	$1.82	$1.48	$1.51	$1.45	$1.27	$1.10
(0.04)	—	(0.42)	0.21	0.26	After-tax net capital gains (losses)	0.08	0.04	0.03	0.10	0.03	0.12	0.08	(0.02)

$2.99	$3.44	$4.15	$5.12	$6.64	Net income excluding after-tax net capital gains (losses)	$1.71	$1.78	$1.79	$1.38	$1.48	$1.33	$1.19	$1.12

$924.4	$973.7	$1,152.6	$1,309.5	$1,401.1	Shareholders’ equity	$1,401.1	$1,389.7	$1,265.6	$1,398.6	$1,309.5	$1,310.2	$1,318.4	$1,197.6
1.9	33.3	147.4	160.3	136.1	Accumulated other comprehensive income	136.1	147.3	79.0	216.4	160.3	193.1	247.4	167.9

$922.5	$940.4	$1,005.2	$1,149.2	$1,265.0	Shareholders’ equity excluding accumulated other comprehensive income	$1,265.0	$1,242.4	$1,186.6	$1,182.2	$1,149.2	$1,117.1	$1,071.0	$1,029.7

10.7%	11.2%	10.4%	12.7%	14.7%	Net income return on average equity	14.7%	15.7%	15.8%	12.9%	13.6%	12.9%	11.8%	11.0%
10.5	11.4	11.4	14.5	16.5	Net income return on average equity (excluding accumulated other comprehensive income)	16.4	17.1	17.7	15.0	15.7	15.5	14.2	12.7
10.8	11.4	12.7	14.0	15.9	Net Income return on average equity (excluding after-tax net capital gains (losses) and accumulated other comprehensive income)	15.6	16.7	17.4	14.0	15.4	14.3	13.3	12.9

					Book value per common share:
$29.29	$32.69	$39.49	$44.69	$49.26	Including accumulated other comprehensive income	$49.26	$48.86	$44.61	$47.97	$44.69	$44.90	$45.27	$41.21
0.06	1.11	5.05	5.47	4.79	Accumulated other comprehensive income	4.79	5.18	2.78	7.42	5.47	6.62	8.49	5.78

$29.23	$31.58	$34.44	$39.22	$44.47	Excluding accumulated other comprehensive income	$44.47	$43.68	$41.83	$40.55	$39.22	$38.28	$36.78	$35.43

2,082	2,255	2,465	2,630	2,770	Number of employees	2,770	2,757	2,694	2,656	2,630	2,593	2,564	2,521

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,102.0	$1,231.7	$1,383.3	$1,609.3	$1,678.7	Premiums	$439.0	$423.5	$409.5	$406.7	$396.7	$405.3	$406.0	$401.3
362.4	352.6	385.1	441.8	452.6	Net investment income	114.1	114.2	112.6	111.7	111.1	114.1	109.5	107.1
(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	3.5	1.9	1.6	4.5	1.3	5.4	3.7	(1.1)
4.1	5.1	5.9	6.4	6.9	Other	1.7	1.8	1.8	1.6	1.6	1.7	1.7	1.4

1,466.7	1,589.4	1,754.6	2,066.8	2,149.7	Total revenues	558.3	541.4	525.5	524.5	510.7	526.5	520.9	508.7

					Benefits and expenses:
929.5	1,017.0	1,117.1	1,297.8	1,291.2	Benefits to policyholders	334.7	324.3	312.8	319.4	310.6	330.0	333.0	324.2
90.4	78.7	72.9	75.0	76.5	Interest credited	19.9	18.9	19.4	18.3	18.7	18.5	19.2	18.6
190.2	205.0	247.8	280.1	303.7	Operating expenses	83.5	75.0	72.5	72.7	71.8	69.6	67.7	71.0
102.7	118.3	132.6	144.1	154.4	Commissions and bonuses	41.1	37.9	37.4	38.0	36.5	35.6	36.5	35.5
18.9	22.1	23.0	24.6	29.4	Premium taxes	7.5	7.4	7.3	7.2	6.5	6.4	5.0	6.7
1.0	0.1	5.0	17.5	17.7	Interest expense	4.4	4.6	4.3	4.4	4.3	4.4	4.4	4.4
(26.7)	(35.7)	(39.1)	(46.6)	(57.7)	Deferral of acquisition costs	(16.5)	(14.0)	(13.7)	(13.5)	(13.3)	(12.0)	(11.6)	(9.7)
19.6	19.4	23.3	34.5	42.5	Amortization of deferred acquisition costs and value of business acquired	10.3	11.2	10.2	10.8	7.9	8.7	9.4	8.5

1,325.6	1,424.9	1,582.6	1,827.0	1,857.7	Total benefits and expenses	484.9	465.3	450.2	457.3	443.0	461.2	463.6	459.2

141.1	164.5	172.0	239.8	292.0	Income before income taxes	73.4	76.1	75.3	67.2	67.7	65.3	57.3	49.5
46.4	58.5	61.0	83.5	92.6	Income taxes	22.1	24.1	22.8	23.6	23.2	22.9	20.1	17.3

94.7	106.0	111.0	156.3	199.4	Net income	51.3	52.0	52.5	43.6	44.5	42.4	37.2	32.2

					Other comprehensive income (loss), net of tax:
40.3	28.2	114.8	15.5	(13.3)	Unrealized capital gains (losses) on securities available for sale, net	(0.9)	63.6	(134.8)	58.8	(30.8)	(53.6)	78.8	21.1
(0.8)	3.2	(0.7)	(2.6)	(10.9)	Reclassification adjustment for net capital (gains) losses included in net income, net	(10.3)	4.7	(2.6)	(2.7)	(2.0)	(0.7)	0.7	(0.6)

39.5	31.4	114.1	12.9	(24.2)	Total	(11.2)	68.3	(137.4)	56.1	(32.8)	(54.3)	79.5	20.5

$134.2	$137.4	$225.1	$169.2	$175.2	Comprehensive income (loss)	$40.1	$120.3	$(84.9)	$99.7	$11.7	$(11.9)	$116.7	$52.7

					Statutory data - insurance subsidiaries:
$148.4	$118.0	$111.9	$214.2	$275.8	Net gain from operations before federal income taxes	$77.6	$71.5	$64.1	$62.6	$50.2	$65.8	$56.7	$41.5
43.0	126.8	33.1	138.9	191.5	Net gain from operations after federal income taxes and before realized capital gains (losses)	53.8	47.5	55.9	34.3	43.7	40.2	31.6	23.4
517.7	641.9	817.6	876.1	943.1	Capital and surplus	943.1	960.1	922.0	864.9	876.1	844.2	801.4	766.4
39.8	44.4	35.8	54.3	73.8	Asset valuation reserve	73.8	68.5	63.9	58.0	54.3	42.7	39.3	37.4

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$973.5	$1,129.5	$1,284.3	$1,500.6	$1,556.5	Employee Benefits	$404.0	$393.4	$381.1	$378.0	$371.0	$378.4	$375.3	$375.9
104.8	81.2	80.0	85.4	94.9	Individual Insurance	27.5	22.8	22.2	22.4	19.0	21.1	25.0	20.3
23.7	21.0	19.0	23.3	27.3	Retirement Plans	7.5	7.3	6.2	6.3	6.7	5.8	5.7	5.1

1,102.0	1,231.7	1,383.3	1,609.3	1,678.7	Total premiums	439.0	423.5	409.5	406.7	396.7	405.3	406.0	401.3

					Net investment income:
165.2	187.3	207.0	253.9	253.4	Employee Benefits	64.2	64.0	62.9	62.3	64.2	66.0	62.0	61.7
128.0	98.9	107.0	109.3	112.7	Individual Insurance	28.4	28.9	27.5	27.9	27.0	27.8	27.3	27.2
50.7	52.1	52.9	56.1	58.7	Retirement Plans	15.1	14.5	14.8	14.3	13.7	14.2	14.0	14.2
18.5	14.3	18.2	22.5	27.8	Other	6.4	6.8	7.4	7.2	6.2	6.1	6.2	4.0

362.4	352.6	385.1	441.8	452.6	Total net investment income	114.1	114.2	112.6	111.7	111.1	114.1	109.5	107.1

(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	3.5	1.9	1.6	4.5	1.3	5.4	3.7	(1.1)

					Other revenues:
4.2	4.3	5.5	6.1	6.6	Employee Benefits	1.7	1.7	1.7	1.5	1.5	1.6	1.6	1.4
(0.1)	0.8	0.4	0.3	0.3	Individual Insurance	—	0.1	0.1	0.1	0.1	0.1	0.1	—

4.1	5.1	5.9	6.4	6.9	Total other revenues	1.7	1.8	1.8	1.6	1.6	1.7	1.7	1.4

1,466.7	1,589.4	1,754.6	2,066.8	2,149.7	Total revenues	558.3	541.4	525.5	524.5	510.7	526.5	520.9	508.7

					Benefits and expenses:
1,026.0	1,187.8	1,338.4	1,566.2	1,574.5	Employee Benefits	407.1	392.9	382.8	391.7	377.3	397.9	396.6	394.4
217.2	153.7	155.7	157.6	173.9	Individual Insurance	48.2	45.3	41.2	39.2	40.2	37.5	40.8	39.1
74.4	73.3	71.9	74.1	78.1	Retirement Plans	21.0	19.7	18.5	18.9	18.4	18.3	18.8	18.6
8.0	10.1	16.6	29.1	31.2	Other	8.6	7.4	7.7	7.5	7.1	7.5	7.4	7.1

1,325.6	1,424.9	1,582.6	1,827.0	1,857.7	Total benefits and expenses	484.9	465.3	450.2	457.3	443.0	461.2	463.6	459.2

					Income (loss) before income taxes:
116.9	133.3	158.4	194.4	242.0	Employee Benefits	62.8	66.2	62.9	50.1	59.4	48.1	42.3	44.6
15.5	27.2	31.7	37.4	34.0	Individual Insurance	7.7	6.5	8.6	11.2	5.9	11.5	11.6	8.4
—	(0.2)	—	5.3	7.9	Retirement Plans	1.6	2.1	2.5	1.7	2.0	1.7	0.9	0.7
8.7	4.2	(18.1)	2.7	8.1	Other	1.3	1.3	1.3	4.2	0.4	4.0	2.5	(4.2)

141.1	164.5	172.0	239.8	292.0	Total income before income taxes	73.4	76.1	75.3	67.2	67.7	65.3	57.3	49.5
46.4	58.5	61.0	83.5	92.6	Income taxes	22.1	24.1	22.8	23.6	23.2	22.9	20.1	17.3

$94.7	$106.0	$111.0	$156.3	$199.4	Net income	$51.3	$52.0	$52.5	$43.6	$44.5	$42.4	$37.2	$32.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS SEGMENT

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$362.5	$428.4	$498.0	$606.3	$611.1	Life and AD&D	$158.5	$151.3	$152.1	$149.2	$152.2	$152.4	$151.7	$150.0
456.2	514.0	583.4	686.1	714.5	LTD	184.0	179.9	175.7	174.9	166.4	171.5	173.2	175.0
100.5	123.7	145.2	162.9	177.8	STD	46.6	46.4	42.8	42.0	41.2	40.8	40.3	40.6
77.2	79.4	71.2	63.9	64.8	Other	16.7	16.2	15.6	16.3	15.2	15.5	16.7	16.5
(22.9)	(16.0)	(13.5)	(18.6)	(11.7)	Experience rated refunds	(1.8)	(0.4)	(5.1)	(4.4)	(4.0)	(1.8)	(6.6)	(6.2)

973.5	1,129.5	1,284.3	1,500.6	1,556.5	Total premiums	404.0	393.4	381.1	378.0	371.0	378.4	375.3	375.9
165.2	187.3	207.0	253.9	253.4	Net investment income	64.2	64.0	62.9	62.3	64.2	66.0	62.0	61.7
4.2	4.3	5.5	6.1	6.6	Other	1.7	1.7	1.7	1.5	1.5	1.6	1.6	1.4

1,142.9	1,321.1	1,496.8	1,760.6	1,816.5	Total revenues	469.9	459.1	445.7	441.8	436.7	446.0	438.9	439.0

					Benefits and expenses:
792.1	921.6	1,029.4	1,215.0	1,200.6	Benefits to policyholders *	308.5	299.6	292.3	300.2	289.3	310.4	311.0	304.3
7.5	10.3	4.7	4.9	4.5	Interest credited	1.3	0.9	1.2	1.1	1.1	1.2	1.4	1.2
132.5	148.9	185.8	213.5	230.9	Operating expenses	63.1	57.8	54.8	55.2	54.3	52.6	51.5	55.1
82.5	90.1	98.8	103.4	105.6	Commissions and bonuses	27.6	25.4	26.6	26.0	25.4	25.7	26.8	25.5
17.3	20.5	22.4	23.6	27.2	Premium taxes	7.0	6.8	6.7	6.7	6.0	6.2	4.9	6.5
(15.2)	(15.0)	(17.8)	(20.1)	(23.7)	Deferral of acquisition costs	(7.2)	(5.4)	(5.9)	(5.2)	(5.1)	(5.4)	(5.2)	(4.4)
9.3	11.4	15.1	25.9	29.4	Amortization of deferred acquisition costs and value of business acquired	6.8	7.8	7.1	7.7	6.3	7.2	6.2	6.2

1,026.0	1,187.8	1,338.4	1,566.2	1,574.5	Total benefits and expenses	407.1	392.9	382.8	391.7	377.3	397.9	396.6	394.4

$116.9	$133.3	$158.4	$194.4	$242.0	Income before income taxes	$62.8	$66.2	$62.9	$50.1	$59.4	$48.1	$42.3	$44.6

					Benefit ratio (including interest credited):*
70.0%	70.2%	69.1%	69.3%	66.3%	% of total revenues	65.9%	65.5%	65.9%	68.2%	66.5%	69.9%	71.2%	69.6%
82.1	82.1	80.5	81.3	77.4	% of total premiums	76.7	76.4	77.0	79.7	78.3	82.3	83.2	81.3
					Statistics (% of total premiums):
13.6%	13.2%	14.5%	14.2%	14.8%	Operating expenses	15.6%	14.7%	14.4%	14.6%	14.6%	13.9%	13.7%	14.7%
12.0	11.8	12.3	13.0	15.5	Income before income taxes	15.5	16.8	16.5	13.3	16.0	12.7	11.3	11.9
					Sales (annualized new premiums):
$114.5	$115.6	$133.8	$117.9	$137.2	Life and AD&D	$91.4	$21.0	$12.8	$12.0	$57.2	$24.0	$20.6	$16.1
94.7	98.6	97.1	87.9	132.0	LTD	63.6	42.0	12.1	14.3	45.4	12.0	13.6	16.9
35.1	37.0	48.8	49.8	54.8	STD	29.6	12.8	8.4	4.0	27.3	5.4	7.7	9.4
16.5	14.1	23.4	22.1	23.3	Other	11.5	5.7	3.7	2.4	10.4	3.4	3.8	4.5

$260.8	$265.3	$303.1	$277.7	$347.3	Total	$196.1	$81.5	$37.0	$32.7	$140.3	$44.8	$45.7	$46.9

					Persistency (% of premiums):**
85.2%	88.5%	88.0%	89.7%	86.0%	Life
88.3	89.3	88.1	85.5	87.5	LTD
65.9	79.6	75.6	57.5	72.6	Dental
82.9	87.0	85.1	84.9	83.0	Other A&H

82.7%	87.6%	86.9%	85.6%	85.6%	Total

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio.
**	2002, 2003 and 2004 do not include the block of business assumed from Teachers Insurance and Annuity Association of America effective October 1, 2002.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL INSURANCE SEGMENT

						2004				2003
2000 *	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$70.0	$—	$—	$—	$—	Life	$—	$—	$—	$—	$—	$—	$—	$—
6.5	2.7	4.6	1.7	1.4	Annuities	0.1	—	1.1	0.2	0.6	0.3	0.7	0.1
28.3	78.5	75.4	83.7	93.5	Disability	27.4	22.8	21.1	22.2	18.4	20.8	24.3	20.2

104.8	81.2	80.0	85.4	94.9	Total premiums	27.5	22.8	22.2	22.4	19.0	21.1	25.0	20.3
128.0	98.9	107.0	109.3	112.7	Net investment income	28.4	28.9	27.5	27.9	27.0	27.8	27.3	27.2
(0.1)	0.8	0.4	0.3	0.3	Other	—	0.1	0.1	0.1	0.1	0.1	0.1	—

232.7	180.9	187.4	195.0	207.9	Total revenues	55.9	51.8	49.8	50.4	46.1	49.0	52.4	47.5

					Benefits and expenses:
125.6	85.6	79.8	75.0	83.0	Benefits to policyholders **	24.0	22.6	18.8	17.6	19.6	17.7	19.9	17.8
48.7	32.8	35.1	36.1	39.4	Interest credited	10.2	9.7	10.3	9.2	9.1	8.9	9.0	9.1
27.8	22.9	24.0	27.2	28.8	Operating expenses	7.7	7.1	6.9	7.1	7.5	6.9	6.4	6.4
14.7	22.6	27.3	31.0	36.0	Commissions and bonuses	9.7	9.6	8.0	8.7	8.4	7.7	7.4	7.5
1.6	1.6	0.6	1.0	2.2	Premium taxes	0.5	0.6	0.6	0.5	0.5	0.2	0.1	0.2
(11.5)	(19.8)	(19.0)	(21.8)	(28.6)	Deferral of acquisition costs	(7.6)	(7.5)	(6.5)	(7.0)	(6.8)	(5.5)	(5.4)	(4.1)
10.3	8.0	7.9	9.1	13.1	Amortization of deferred acquisition costs and value of business acquired	3.7	3.2	3.1	3.1	1.9	1.6	3.4	2.2

217.2	153.7	155.7	157.6	173.9	Total benefits and expenses	48.2	45.3	41.2	39.2	40.2	37.5	40.8	39.1

$15.5	$27.2	$31.7	$37.4	$34.0	Income before income taxes	$7.7	$6.5	$8.6	$11.2	$5.9	$11.5	$11.6	$8.4

$652.9	$702.1	$797.7	$914.9	$1,085.3	Annuity assets under management	$1,085.3	$1,051.8	$1,012.2	$973.1	$914.9	$866.1	$852.7	$823.8
					Benefit ratio:**
n/a	46.9%	42.6%	38.5%	39.9%	% of total revenues	42.9%	43.6%	37.8%	34.9%	42.5%	36.1%	38.0%	37.5%
n/a	104.5	99.8	87.8	87.5	% of total premiums	87.3	99.1	84.7	78.6	103.2	83.9	79.6	87.7
					Statistics (% of revenue):
11.9%	12.6%	12.8%	13.9%	13.9%	Operating expenses	13.8%	13.7%	13.9%	14.1%	16.3%	14.1%	12.2%	13.5%
6.7	15.0	16.9	19.2	16.4	Income before income taxes	13.8	12.5	17.3	22.2	12.8	23.5	22.1	17.7
					Sales:
$4.0	$—	$—	$—	$—	Life premiums	$—	$—	$—	$—	$—	$—	$—	$—
15.1	62.6	109.1	139.4	184.0	Annuity deposits	40.6	46.2	42.7	54.5	57.6	25.1	26.9	29.8
3.5	9.6	11.5	16.0	18.9	Disability premiums	5.6	5.0	4.3	4.0	4.8	4.5	3.8	2.9

$22.6	$72.2	$120.6	$155.4	$202.9	Total	$46.2	$51.2	$47.0	$58.5	$62.4	$29.6	$30.7	$32.7

90.3%	92.1%	94.3%	95.1%	95.6%	Disability persistency (% of premiums)

*	Includes $1.9 million of severance costs associated with disposition of the individual life product line.
**	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

RETIREMENT PLANS SEGMENT

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$23.7	$21.0	$19.0	$23.3	$27.3	Premiums	$7.5	$7.3	$6.2	$6.3	$6.7	$5.8	$5.7	$5.1
50.7	52.1	52.9	56.1	58.7	Net investment income	15.1	14.5	14.8	14.3	13.7	14.2	14.0	14.2

74.4	73.1	71.9	79.4	86.0	Total revenues	22.6	21.8	21.0	20.6	20.4	20.0	19.7	19.3

					Benefits and expenses:
11.8	9.8	7.9	7.8	7.6	Benefits to policyholders	2.2	2.1	1.7	1.6	1.7	1.9	2.1	2.1
34.2	35.2	32.5	34.0	32.6	Interest credited	8.4	8.3	7.9	8.0	8.5	8.4	8.8	8.3
22.9	23.6	27.0	27.8	30.5	Operating expenses	8.5	7.3	7.4	7.3	7.2	7.0	6.8	6.8
5.5	5.6	6.5	9.7	12.8	Commissions and bonuses	3.8	2.9	2.8	3.3	2.7	2.2	2.3	2.5
—	(0.9)	(2.3)	(4.7)	(5.4)	Deferral of acquisition costs	(1.7)	(1.1)	(1.3)	(1.3)	(1.4)	(1.1)	(1.0)	(1.2)
—	—	0.3	(0.5)	—	Amortization of deferred acquisition costs	(0.2)	0.2	—	—	(0.3)	(0.1)	(0.2)	0.1

74.4	73.3	71.9	74.1	78.1	Total benefits and expenses	21.0	19.7	18.5	18.9	18.4	18.3	18.8	18.6

$—	$(0.2)	$—	$5.3	$7.9	Income (loss) before income taxes	$1.6	$2.1	$2.5	$1.7	$2.0	$1.7	$0.9	$0.7

$662.4	$751.6	$784.7	$891.9	$1,028.5	General account	$1,028.5	$989.5	$957.4	$913.0	$891.9	$855.3	$835.1	$827.6
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account	2,338.6	2,010.1	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

$1,755.1	$1,770.8	$1,803.3	$2,577.6	$3,367.1	Assets under management	$3,367.1	$2,999.6	$2,909.9	$2,760.2	$2,577.6	$2,269.6	$2,131.2	$1,892.2

					Statistics:
67.5%	67.5%	61.4%	60.6%	55.5%	Interest credited (% of investment income)	55.6%	57.2%	53.4%	55.9%	62.0%	59.2%	62.9%	58.5%
1.3	1.3	1.5	1.3	1.0	Annualized operating expenses (% of average assets under management)	1.1	1.0	1.0	1.1	1.2	1.3	1.4	1.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$18.5	$14.3	$18.2	$22.5	$27.8	Net investment income	$6.4	$6.8	$7.4	$7.2	$6.2	$6.1	$6.2	$4.0
(1.8)	—	(19.7)	9.3	11.5	Net capital gains (losses)	3.5	1.9	1.6	4.5	1.3	5.4	3.7	(1.1)

16.7	14.3	(1.5)	31.8	39.3	Total revenues	9.9	8.7	9.0	11.7	7.5	11.5	9.9	2.9

					Benefits and expenses:
7.0	10.0	11.6	11.6	13.5	Operating expenses and other	4.2	2.8	3.4	3.1	2.8	3.1	3.0	2.7
1.0	0.1	5.0	17.5	17.7	Interest expense	4.4	4.6	4.3	4.4	4.3	4.4	4.4	4.4

8.0	10.1	16.6	29.1	31.2	Total benefits and expenses	8.6	7.4	7.7	7.5	7.1	7.5	7.4	7.1

$8.7	$4.2	$(18.1)	$2.7	$8.1	Income (loss) before income taxes	$1.3	$1.3	$1.3	$4.2	$0.4	$4.0	$2.5	$(4.2)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS
					Investments:
					Fixed maturity securities:
$2,485.3	$2,700.6	$4,134.4	$4,524.8	$4,412.5	Available for sale	$4,412.5	$4,463.1	$4,411.7	$4,712.7	$4,524.8	$4,552.2	$4,613.4	$4,417.2
54.0	—	—	—	—	Trading	—	—	—	—	—	—	—	—
2,061.1	2,003.0	1,989.1	2,319.8	2,948.2	Commercial mortgage loans, net	2,948.2	2,766.6	2,608.2	2,376.6	2,319.8	2,245.2	2,130.0	2,043.5
65.9	72.0	64.6	77.2	72.2	Real estate, net	72.2	78.9	79.6	80.3	77.2	61.2	61.5	62.9
106.9	5.4	5.3	4.6	4.2	Policy loans	4.2	4.5	4.5	4.4	4.6	4.9	4.9	5.2
63.5	—	—	—	—	Collateral loans	—	—	—	—	—	—	—	—

4,836.7	4,781.0	6,193.4	6,926.4	7,437.1	Total investments	7,437.1	7,313.1	7,104.0	7,174.0	6,926.4	6,863.5	6,809.8	6,528.8
473.7	212.3	206.8	34.5	45.3	Cash and cash equivalents	45.3	66.1	44.2	71.9	34.5	32.6	20.4	69.0
74.0	73.7	79.6	73.3	77.8	Premiums and other receivables	77.8	81.0	75.0	76.5	73.3	73.6	77.2	73.6
61.5	59.4	77.1	82.8	82.7	Accrued investment income	82.7	86.5	82.9	86.9	82.8	86.9	83.0	83.9
35.3	867.5	873.9	871.9	887.9	Amounts recoverable from reinsurers	887.9	889.6	890.2	882.4	871.9	888.7	890.1	877.3
186.8	115.1	190.9	200.7	218.8	Deferred acquisition costs and value of business acquired, net	218.8	209.8	208.2	199.4	200.7	195.3	190.3	190.0
71.7	76.8	74.7	71.3	78.3	Property and equipment, net	78.3	74.9	71.8	70.5	71.3	72.4	72.4	72.9
27.2	72.0	31.5	35.1	45.5	Other assets	45.5	41.1	52.0	40.0	35.1	29.5	47.9	23.9
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account assets	2,338.6	2,010.1	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

$6,859.6	$7,277.0	$8,746.5	$9,981.7	$11,212.0	Total assets	$11,212.0	$10,772.2	$10,480.8	$10,448.8	$9,981.7	$9,656.8	$9,487.2	$8,984.0

					LIABILITIES AND EQUITY
					Liabilities:
$2,969.5	$3,198.5	$4,114.9	$4,294.9	$4,484.6	Future policy benefits and claims	$4,484.6	$4,424.4	$4,374.2	$4,333.8	$4,294.9	$4,259.0	$4,210.1	$4,161.0
1,565.6	1,728.9	1,864.5	2,100.3	2,400.9	Other policyholder funds	2,400.9	2,333.9	2,269.3	2,183.7	2,100.3	2,016.8	1,976.3	1,935.2
34.0	115.3	164.7	153.7	115.1	Deferred tax liabilities	115.1	125.0	100.5	177.0	153.7	176.0	212.5	174.2
65.2	81.5	0.2	2.7	0.2	Short-term debt	0.2	0.3	49.6	2.6	2.7	24.2	22.2	0.2
9.4	9.1	259.0	272.0	258.1	Long-term debt	258.1	273.2	273.3	272.0	272.0	256.9	256.9	258.9
198.8	150.8	172.0	162.9	213.4	Other liabilities	213.4	215.6	195.8	233.9	162.9	199.4	194.7	192.3
1,092.7	1,019.2	1,018.6	1,685.7	2,338.6	Separate account liabilities	2,338.6	2,010.1	1,952.5	1,847.2	1,685.7	1,414.3	1,296.1	1,064.6

5,935.2	6,303.3	7,593.9	8,672.2	9,810.9	Total liabilities	9,810.9	9,382.5	9,215.2	9,050.2	8,672.2	8,346.6	8,168.8	7,786.4

					Shareholders’ equity:
778.7	699.8	665.3	673.4	618.2	Common stock	618.2	618.5	614.7	662.8	673.4	665.4	661.7	657.6
1.9	33.3	147.4	160.3	136.1	Accumulated other comprehensive income	136.1	147.3	79.0	216.4	160.3	193.1	247.4	167.9
143.8	240.6	339.9	475.8	646.8	Retained earnings	646.8	623.9	571.9	519.4	475.8	451.7	409.3	372.1

924.4	973.7	1,152.6	1,309.5	1,401.1	Total shareholders’ equity	1,401.1	1,389.7	1,265.6	1,398.6	1,309.5	1,310.2	1,318.4	1,197.6

$6,859.6	$7,277.0	$8,746.5	$9,981.7	$11,212.0	Total	$11,212.0	$10,772.2	$10,480.8	$10,448.8	$9,981.7	$9,656.8	$9,487.2	$8,984.0

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
$2,539.3	$2,700.6	$4,134.4	$4,524.8	$4,412.5	Total fixed maturity securities:	$4,412.5	$4,463.1	$4,411.7	$4,712.7	$4,524.8	$4,552.2	$4,613.4	$4,417.2
2,323.1	2,454.0	3,701.0	4,119.0	4,018.1	Public	4,018.1	4,064.6	4,015.6	4,294.6	4,119.0	4,088.7	4,132.4	3,940.4
216.2	246.6	433.4	405.8	394.4	Private	394.4	398.5	396.1	418.1	405.8	463.5	481.0	476.8
2,061.1	2,003.0	1,989.1	2,319.8	2,948.2	Commercial mortgage loans, net	2,948.2	2,766.6	2,608.2	2,376.6	2,319.8	2,245.2	2,130.0	2,043.5
65.9	72.0	64.6	77.2	72.2	Real estate, net	72.2	78.9	79.6	80.3	77.2	61.2	61.5	62.9
106.9	5.4	5.3	4.6	4.2	Policy loans	4.2	4.5	4.5	4.4	4.6	4.9	4.9	5.2
63.5	—	—	—	—	Collateral loans	—	—	—	—	—	—	—	—

$4,836.7	$4,781.0	$6,193.4	$6,926.4	$7,437.1	Total investments	$7,437.1	$7,313.1	$7,104.0	$7,174.0	$6,926.4	$6,863.5	$6,809.8	$6,528.8

					Percent of investments:

52.5%	56.5%	66.8%	65.3%	59.3%	Fixed maturity securities	59.3%	61.0%	62.1%	65.7%	65.3%	66.3%	67.7%	67.6%
42.6	41.9	32.1	33.5	39.6	Commercial mortgage loans, net	39.6	37.8	36.7	33.1	33.5	32.7	31.3	31.3
1.4	1.5	1.0	1.1	1.0	Real estate, net	1.0	1.1	1.1	1.1	1.1	0.9	0.9	1.0
3.5	0.1	0.1	0.1	0.1	Other	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
					Fixed maturity securities available for sale:
100.1%	102.0%	105.9%	106.0%	105.2%	Market value as a% of amortized cost	105.2%	105.5%	103.0%	107.9%	106.0%	107.2%	109.3%	106.4%
					Reserve balances:
$4.4	$3.6	$4.0	$2.6	$2.3	Commercial mortgage loans, net	$2.3	$2.3	$2.6	$2.2	$2.6	$2.6	$3.6	$4.2
					StanCorp Mortgage Investors, LLC:
					Commercial mortgage loans under management:
$2,061.1	$2,003.0	$1,989.1	$2,319.8	$2,948.2	StanCorp and subsidiaries	$2,948.2	$2,766.6	$2,608.2	$2,376.6	$2,319.8	$2,245.2	$2,130.0	$2,043.5
314.7	534.9	672.9	677.1	747.9	Other investors	747.9	705.8	673.5	677.8	677.1	680.5	702.2	698.5

$2,375.8	$2,537.9	$2,662.0	$2,996.9	$3,696.1	Total	$3,696.1	$3,472.4	$3,281.7	$3,054.4	$2,996.9	$2,925.7	$2,832.2	$2,742.0

$432.8	$430.1	$570.8	$930.6	$1,170.4	Commercial mortgage loans originated	$297.6	$324.0	$372.0	$176.8	$213.4	$283.5	$226.5	$207.2
5.9	6.6	7.7	11.2	12.1	Income before income taxes *	3.2	3.6	3.6	1.7	2.8	3.1	2.8	2.5

*	Amounts presented are before intercompany eliminations.

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2004				2003
2000	2001	2002	2003	2004		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
7.01%	6.79%	6.22%	5.94%	5.81%	Fixed maturity securities (excluding convertibles)	5.81%	5.83%	5.84%	5.81%	5.94%	5.98%	6.01%	6.09%
8.34	8.22	7.94	7.28	6.71	Commercial mortgage loans, net	6.71	6.83	6.95	7.18	7.28	7.40	7.65	7.82

					Fixed maturity securities:

					Quality rating (as % of fixed maturities):
79.5%	69.0%	75.3%	75.6%	74.5%	A or higher	74.5%	75.8%	75.6%	76.6%	75.6%	76.1%	76.9%	76.4%
19.4	28.0	21.2	20.9	21.6	BBB/Baa	21.6	20.5	20.8	20.0	20.9	20.6	20.1	20.4
0.9	2.4	2.1	2.0	2.7	BB/Ba	2.7	2.5	2.3	2.0	2.0	1.9	1.4	1.7
0.2	0.6	1.4	1.5	1.2	B or lower	1.2	1.2	1.3	1.4	1.5	1.4	1.6	1.5

					Commercial mortgage loans- statutory:
					Sixty day delinquencies:
$—	$—	$—	$—	$7.5	Book value	$7.5	$4.2	$3.0	$2.1	$—	$—	$1.9	$—
—%	—%	—%	—%	0.25%	Rates - overall %	0.25%	0.14%	0.11%	0.09%	—%	—%	0.09%	—%

$—	$—	$—	$1.5	$—	Foreclosed during period	$—	$—	$—	$—	$0.7	$0.8	$—	$—
—	0.5	—	—	7.5	In process of foreclosure	7.5	4.2	3.0	2.1	—	—	2.8	1.5
—	—	—	—	7.5	Included in 60 day delinquencies	7.5	4.2	3.0	2.1	—	—	1.9	—
6.1	5.9	4.6	2.9	2.1	Net balance of restructured loans	2.1	2.2	2.2	2.2	2.9	3.3	3.3	3.4